Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2005

Boston Properties, Inc.

Second Quarter 2005

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “guidance,” “expects,” “plans,” “estimates,” “projects,” “intends,” “believes” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the effects of local economic and market conditions, the impact of newly adopted accounting principles on the Company's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Second Quarter 2005

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes three hotels and one industrial building. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants' needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. Government and a diverse array of high-credit tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-five individuals average twenty-four years of real estate experience and fifteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, and Edward H. Linde, our President and Chief Executive Officer. Each has a national reputation, which attracts business and investment opportunities. In addition, our three Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of ten distinquished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: Concentrating on a few carefully selected markets - characterized by high barriers to the creation of new supply and strong real estate fundamentals - where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities primarily with existing owners of land parcels who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of June 30, 2005)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties	122
Total Square Feet	41.2 million
Common Shares and Units Outstanding (as converted)	138.4 million
Dividend - Quarter/Annualized	$0.68/$2.72
Dividend Yield	3.89%
Total Market Capitalization	$14.6 billion
Senior Debt Ratings	Baa2 (Moody's); BBB (S&P and Fitch)

Boston Properties, Inc.

Second Quarter 2005

INVESTOR INFORMATION

Board of Directors		Management

Mortimer B. Zuckerman Chairman of the Board	Carol B. Einiger Director	Robert E. Burke Executive Vice President for Operations	E. Mitchell Norville Senior Vice President, Manager of DC Office

Edward H. Linde President and Chief Executive Officer, Director	Alan J. Patricof Director, Chairman of Audit Committee	Raymond A. Ritchey Executive Vice President, National Director of Acquisitions & Development	Robert E. Pester Senior Vice President, Manager of San Francisco Office

Lawrence S. Bacow Director	Richard E. Salomon Director, Chairman of Compensation Committee	Douglas T. Linde Executive Vice President, Chief Financial Officer, and Treasurer	Mitchell S. Landis Senior Vice President, Manager of Princeton Office

Zoë Baird Director	Martin Turchin Director	Bryan J. Koop Senior Vice President, Manager of Boston Office	Frank D. Burt Senior Vice President, General Counsel

William M. Daley Director, Chairman of Nominating & Corporate Governance Committee	David A. Twardock Director	Robert E. Selsam Senior Vice President, Manager of New York Office	Arthur S. Flashman Vice President and Controller

Company Information

Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
111 Huntington Avenue Suite 300 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 111 Huntington Avenue, Suite 300 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com	Financial inquiries should be directed to Michael Walsh, Senior Vice President - Finance, at 617.236.3410 or mwalsh@bostonproperties.com

Investor or media inquires should be directed to Kathleen DiChiara, Investor Relations Manager, at 617.236.3343 or kdichiara@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q2 2005	Q1 2005	Q4 2004	Q3 2004	Q2 2004
High Price	$70.00	$63.65	$64.85	$56.29	$55.54
Low Price	$59.65	$56.93	$56.25	$49.86	$43.63
Average Closing Price	$65.92	$60.15	$60.40	$53.57	$48.15
Closing Price, at the end of the quarter	$70.00	$60.23	$64.67	$55.39	$50.08
Dividends per share - annualized (1)	$2.72	$2.60	$2.60	$2.60	$2.60
Closing dividend yield - annualized	3.89%	4.32%	4.02%	4.69%	5.19%
Closing common shares outstanding, plus common units and preferred units on an as -converted basis (thousands)	138,389	137,634	137,399	$136,277	135,889
Closing market value of outstanding shares and units (thousands)	$9,687,230	$8,289,696	$8,885,593	$7,548,404	$6,805,321

(1)	Reflects dividend increase from $0.65 per share to $0.68 per share - effective Q2 2005.

Timing

Quarterly results for 2005 will be announced according to the following schedule:

Third Quarter	Late October
Fourth Quarter	Late January

Boston Properties, Inc.

Second Quarter 2005

RESEARCH COVERAGE

Equity Research Coverage			Debt Research Coverage

David Aubuchon	David Rodgers / Michael Salinsky	Chris Brown	Rating Agencies:
A.G. Edwards & Sons	KeyBanc Capital Markets	Banc of America Securities
314.955.5452	216.263.4785 / 216.563.2348	704.386.2524	Brendan Thorpe
			Fitch Ratings

Ross Nussbaum / John Kim	David Harris / David Toti	Susan Berliner	212.908.0538
Banc of America Securities	Lehman Brothers	Bear Stearns & Company
212.847.5668 / 212.847.5761	212.526.1790 / 212.526.2002	212.272.3824	Karen Nickerson
			Moody's Investors Service 212.553.4924
Ross Smotrich / Jeffrey Langbaum	Steve Sakwa / Brian Legg	Thierry Perrein
Bear Stearns & Company	Merill Lynch & Company	Credit Suisse First Boston
212.272.8046 / 212.272.4201	212.449.0335 / 212.449.1153	212.538.8618	James Fielding
			Standard & Poor’s 212.438.2452
Louis Taylor / Christoper Capolongo	Gregory Whyte / David Cohen	Scott O’Shea
Deutsche Bank Securities	Morgan Stanley & Company	Deutsche Bank Securities
212.250.4912 / 212.250.7726	212.761.6331 / 212.761.8564	212.250.7190

Carey Callaghan / Sloan Bohlen	James Sullivan / James Feldman	Mark Streeter
Goldman Sachs & Company	Prudential Equity Group	J.P. Morgan Securities
212.902.4351 / 212.902.2796	212.778.2515 / 212.778.1724	212.834.5086

Jim Sullivan / Michael Knott	Jay Leupp / David Copp	John Forrey
Green Street Advisors	RBC Capital Markets (US)	Merrill Lynch & Company
949.640.8780	415.633.8588 / 415.633.8558	212.449.1812

Anthony Paolone / Michael Mueller	Jonathan Litt / John Stewart	Thomas Cook
J.P. Morgan Securities	Citigroup Global Markets	Citigroup Global Markets
212.622.6682 / 212.622.6689	212.816.0231 / 212.816.1685	212.723.1112

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Second Quarter 2005

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 and 10. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on page 51.

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004		September 30, 2004	June 30, 2004
Income Items:

Revenue	$360,604	$356,189	$362,520		$359,139	$343,120
Straight line rent (SFAS 13)	$19,294	$20,871	$19,218		$16,954	$13,487
Fair value lease revenue (SFAS 141) (1)	$295	$292	$245		$241	$268
Lease termination fees (included in revenue)	$3,979	$1,226	$634		$1,800	$— (2)
Capitalized interest	$866	$693	$721		$1,758	$3,539
Capitalized wages	$1,422	$1,649	$1,549		$1,459	$1,565
Operating Margins [(rental revenue - rental expenses)/rental revenue] (3)	69.5%	68.9%	69.1%		68.9%	69.4%
Net income available to common shareholders	$166,634	$61,242	$62,254		$68,542	$87,118
Funds from operations (FFO) available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (4)	$121,309	$117,301	$118,891		$119,937	$116,904
FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted (4)	$1.06	$1.03	$1.05		$1.07	$1.05
Net income available to common shareholders per share - basic	$1.47	$0.56	$0.57		$0.63	$0.81
Net income available to common shareholders per share - diluted	$1.44	$0.55	$0.56		$0.62	$0.79
Dividends per share	$0.68	$0.65	$0.65		$0.65	$0.65
Funds available for distribution to common shareholders and common unitholders (FAD) (5)	$92,165	$114,618	$78,964		$101,147	$109,181

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (6)	2.54	2.59	2.64		2.74	2.80
Interest Coverage Ratio (including capitalized interest) - cash basis (6)	2.51	2.57	2.62		2.68	2.67
FFO Payout Ratio (7)	64.15%	63.11%	61.90%		60.75%	61.90%
FAD Payout Ratio (8)	98.15%	75.01%	109.43	%(9)	83.73%	77.52%

	June 30, 2005	March 31, 2005	December 31, 2004		September 30, 2004	June 30, 2004
Capitalization:
Total Debt	$4,898,757	$5,011,016	$5,011,814		$5,016,069	$4,994,703
Price @ Quarter End	$70.00	$60.23	$64.67		$55.39	$50.08
Equity Value @ Quarter End	$9,687,230	$8,289,696	$8,885,593		$7,548,404	$6,805,321
Total Market Capitalization (10)	$14,585,987	$13,300,712	$13,897,407		$12,564,473	$11,800,024
Debt/Total Market Capitalization (10)	33.59%	37.67%	36.06%		39.92%	42.33%

(1)	Represents the net adjustment for above and below market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(2)	Does not include the Company’s share of termination income earned from unconsolidated joint ventures totaling $613 for the three months ended June 30, 2004.
(3)	Rental Expenses include operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity amounts totaling $6,992, $6,476, $6,541, $8,312 and $5,900 for the three months ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively.
(4)	For a quantitative reconciliation of the differences between FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate and net income available to common shareholders, see page 9.
(5)	For a quantitative reconciliation of the differences between FAD and FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate, see page 10.
(6)	For additional detail, see page 10.
(7)	Dividends per Common share divided by FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted.
(8)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders (other than the Company) divided by FAD.
(9)	Includes leasing costs associated with the renewal of a 332,017 square foot lease at 100 East Pratt street which was sold in May 2005. Excluding these costs, the FAD payout ratio would be 89.23%.
(10)	For additional detail, see page 12.

Boston Properties, Inc.

Second Quarter 2005

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
ASSETS
Real estate	$8,736,776	$9,024,693	$9,033,858	$9,053,584	$8,427,296
Construction in progress	99,727	66,699	35,063	19,279	606,012
Land held for future development	239,314 (1)	234,010	222,306	221,901	230,155
Real estate held for sale	—	35,217	—	45	5,756
Less accumulated depreciation	(1,189,101)	(1,195,648)	(1,143,369)	(1,151,896)	(1,099,715)

Total real estate	7,886,716	8,164,971	8,147,858	8,142,913	8,169,504
Cash and cash equivalents	507,182	209,307	239,344	213,873	227,698
Cash held in escrows	29,077	25,613	24,755	24,137	27,888
Investments in marketable securities	25,000	—	—	—	—
Tenant and other receivables, net	28,230	27,442	25,500	12,936	11,637
Accrued rental income, net	280,257	272,035	251,236	232,143	215,536
Deferred charges, net	243,679	255,695	254,950	240,834	212,666
Prepaid expenses and other assets	43,042	63,073	38,630	57,302	33,388
Investments in unconsolidated joint ventures	82,810	79,855	80,955	88,276	83,950

Total assets	$9,125,993	$9,097,991	$9,063,228	$9,012,414	$8,982,267

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$3,427,892	$3,540,242	$3,541,131	$3,545,477	$3,524,202
Unsecured senior notes, net of discount	1,470,865	1,470,774	1,470,683	1,470,592	1,470,501
Unsecured line of credit	—	—	—	—	—
Accounts payable and accrued expenses	92,649	105,009	94,451	88,124	91,790
Dividends and distributions payable	95,597	91,259	91,428	90,942	91,350
Interest rate contracts	—	—	1,164	2,928	4,800
Accrued interest payable	47,744	41,987	50,670	41,007	50,318
Other liabilities	132,427 (1)	134,716	91,300	89,813	89,145

Total liabilities	5,267,174	5,383,987	5,340,827	5,328,883	5,322,106

Commitments and contingencies	—	—	—	—	—

Minority interests	795,990	782,532	786,328	790,758	804,172

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 111,403,373, 110,442,177, 110,320,485, 108,986,697 and 108,160,487 outstanding, respectively	1,114	1,104	1,103	1,090	1,082
Additional paid-in capital	2,679,448	2,639,806	2,633,980	2,582,036	2,544,278
Earnings in excess of dividends	405,780	314,907	325,452	334,736	336,704
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Unearned compensation	(5,503)	(6,160)	(6,103)	(6,555)	(7,367)
Accumulated other comprehensive loss	(15,288)	(15,463)	(15,637)	(15,812)	(15,986)

Total stockholders’ equity	3,062,829	2,931,472	2,936,073	2,892,773	2,855,989

Total liabilities and stockholders’ equity	$9,125,993	$9,097,991	$9,063,228	$9,012,414	$8,982,267

(1)	Includes approximately $40 million of land assets at June 30, 2005 related to the sale of a land parcel at the Prudential Center on February 23, 2005. Net proceeds received of approximately $46 million at June 30, 2005 is included in other liabilities. This transaction does not currently qualify as a sale for accounting purposes due to continuing involvement provisions.

Boston Properties, Inc.

Second Quarter 2005

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-05	31-Mar-05	31-Dec-04	30-Sep-04	30-Jun-04
Revenue:
Rental
Base Rent	$277,360	$278,749	$276,211	$273,605	$263,559
Recoveries from tenants	41,856	43,340	41,555	43,381	39,261
Parking and other	14,248	13,925	14,353	15,645 (1)	14,083

Total rental revenue	333,464	336,014	332,119	332,631	316,903
Hotel revenues	20,066	14,002	24,230	19,768	19,166
Development and management services	4,137	4,536	5,330	5,832	5,961
Interest and other	2,937	1,637	841	908	1,090

Total revenue	360,604	356,189	362,520	359,139	343,120

Expenses:
Operating	63,453	63,778	62,386	65,998	59,667
Real estate taxes	43,123	44,823	44,337	42,854	41,382
Hotel operating	13,979	12,286	16,961	13,709	13,376
General and administrative	14,252	14,813	15,541	13,002	12,493
Interest (2)	78,233	79,354	79,378	77,698	74,789
Depreciation and amortization	65,850	67,983	68,529	65,480	60,366
Losses from early extinguishments of debt (3)	12,896	—	—	—	—

Total expenses	291,786	283,037	287,132	278,741	262,073

Income before minority interests and income from unconsolidated joint ventures	68,818	73,152	75,388	80,398	81,047
Minority interest in property partnerships	1,472	1,652	1,558	1,447	1,292
Income from unconsolidated joint ventures	847	1,335	664	460	879

Income before minority interest in Operating Partnership	71,137	76,139	77,610	82,305	83,218
Minority interest in Operating Partnership (4)	(14,965)	(15,699)	(16,076)	(17,162)	(17,776)

Income before gains on sales of real estate and land held for development	56,172	60,440	61,534	65,143	65,442
Gains on sales of real estate, net of minority interest	102,073	—	—	—	1,377
Gains on sales of land held for development, net of minority interest	—	1,208	—	—	—

Income before discontinued operations	158,245	61,648	61,534	65,143	66,819
Income (loss) from discontinued operations, net of minority interest	—	(406)	(367)	(751)	710
Gains on sales of real estate from discontinued operations, net of minority interest	8,389	—	1,087	4,150	19,589

Net income available to common shareholders	$166,634	$61,242	$62,254	$68,542	$87,118

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income available to common shareholders per share - basic	$1.47	$0.56	$0.57	$0.63	$0.81

Net income available to common shareholders per share - diluted	$1.44	$0.55	$0.56	$0.62	$0.79

(1)	Includes $1.8 million from settlement of litigation.
(2)	Interest expense is reported net of capitalized interest of $866, $693, $721, $1,758 and $3,539 for the three months ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively.
(3)	Includes $11.0 million of losses from early extinguishments of debt associated with the sales of real estate.
(4)	Equals minority interest share of 16.42%, 16.41%, 16.51%, 16.75% and 16.96% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Second Quarter 2005

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three months ended
	30-Jun-05	31-Mar-05	31-Dec-04	30-Sep-04	30-Jun-04
Net income available to common shareholders	$166,634	$61,242	$62,254	$68,542	$87,118
Add:
Minority interest in Operating Partnership	14,965	15,699	16,076	17,162	17,776
Less:
Minority interest in property partnerships	1,472	1,652	1,558	1,447	1,292
Income from unconsolidated joint ventures	847	1,335	664	460	879
Gain on sales of real estate, net of minority interest	102,073	—	—	—	1,377
Gain on sales of land held for development, net of minority interest	—	1,208	—	—	—
Income (loss) from discontinued operations, net of minority interest	—	(406)	(367)	(751)	710
Gain on sales of real estate from discontinued operations, net of minority interest	8,389	—	1,087	4,150	19,589

Income before minority interests and income from unconsolidated joint ventures	68,818	73,152	75,388	80,398	81,047
Add:
Real estate depreciation and amortization (1)	67,878	69,540	69,989	67,538	61,919
Income (loss) from discontinued operations	—	(486)	(398)	(849)	910
Income from unconsolidated joint ventures	847	1,335	664	460	879
Less:
Minority property partnerships’ share of funds from operations	106	(75)	(123)	(17)	158
Preferred dividends and distributions	3,340	3,280	3,361	3,491	3,813

Funds from operations (FFO)	134,097	140,336	142,405	144,073	140,784
Add:
Losses from early extinguishments of debt associated with the sales of real estate	11,041	—	—	—	—

FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	145,138	140,336	142,405	144,073	140,784
Less:
Minority interest in Operating Partnership’s share of funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	23,829	23,035	23,514	24,136	23,880

FFO available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (2)	$121,309	$117,301	$118,891	$119,937	$116,904

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - basic	$1.10	$1.06	$1.09	$1.11	$1.09

FFO per share - basic	$1.01	$1.06	$1.09	$1.11	$1.09

Weighted average shares outstanding - basic	110,764	110,187	109,359	108,339	107,216

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.06	$1.03	$1.05	$1.07	$1.05

FFO per share - basic	$0.98	$1.03	$1.05	$1.07	$1.05

Weighted average shares outstanding - diluted	118,460	117,721	117,269	116,149	115,208

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	June 30, 2005		March 31, 2005		December 31, 2004		September 30, 2004		June 30, 2004
	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$145,138	132,522	$140,336	131,825	$142,405	130,987	$144,073	130,141	$140,784	129,116
Effect of Dilutive Securities
Convertible Preferred Units	3,340	5,357	3,280	5,357	3,361	5,381	3,491	5,568	3,813	6,192
Stock Options and other	—	2,339	—	2,177	—	2,529	—	2,242	—	1,800

Diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$148,478	140,218	$143,616	139,359	$145,766	138,897	$147,564	137,951	$144,597	137,108

Less:
Minority interest in Operating Partnership's share of diluted funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	23,039	21,758	22,299	21,638	22,698	21,628	23,321	21,802	23,097	21,900

Company’s share of diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (3)	$125,439	118,460	$121,317	117,721	$123,068	117,269	$124,243	116,149	$121,500	115,208

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - basic	$1.10		$1.06		$1.09		$1.11		$1.09

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.06		$1.03		$1.05		$1.07		$1.05

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $65,850, $67,983, $68,529, $65,480 and $60,366, our share of unconsolidated joint venture real estate depreciation and amortization of $2,394, $1,798, $1,798, $1,636 and $1,683 and depreciation and amortization from discontinued operations of $0, $179, $206, $1,080 and $487, less corporate related depreciation of $366, $420, $544, $658 and $617 for the three months ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively.
(2)	Based on weighted average shares for the quarter. Company’s share for the quarter ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004 was 83.58%, 83.59%, 83.49%, 83.25% and 83.04%, respectively.
(3)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004 was 84.48%, 84.47%, 84.43%, 84.20% and 84.03%, respectively.

Boston Properties, Inc.

Second Quarter 2005

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004		September 30, 2004	June 30, 2004
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (see page 9)	$145,138	$140,336	$142,405		$144,073	$140,784
2nd generation tenant improvements and leasing commissions	(29,012)	(4,730)	(33,462	)(1)	(19,583)	(17,693)
Straight-line rent	(19,294)	(20,871)	(19,218)		(16,954)	(13,487)
Recurring capital expenditures	(6,195)	(1,461)	(10,921)		(6,831)	(4,138)
Fair value interest adjustment	(812)	(798)	(798)		(793)	(787)
Fair value lease revenue (SFAS 141)	(295)	(292)	(245)		(241)	(268)
Hotel improvements, equipment upgrades and replacements	(182)	(516)	(262)		(238)	(228)
Non real estate depreciation	366	420	544		658	617
Stock-based compensation	1,584	2,101	898		955	933
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	867	429	23		101	3,448

Funds available for distribution to common shareholder and common unitholders (FAD)	$92,165	$114,618	$78,964		$101,147	$109,181

Interest Coverage Ratios (in thousands, except for ratio amounts)

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004		September 30, 2004	June 30, 2004
Excluding Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$68,818	$73,152	$75,388		$80,398	$81,047
Interest expense	78,233	79,354	79,378		77,698	74,789
Depreciation and amortization expense	65,850	67,983	68,529		65,480	60,366
Depreciation from joint ventures	2,394	1,798	1,798		1,636	1,683
Income from unconsolidated joint ventures	847	1,335	664		460	879
Discontinued operations - depreciation expense	—	179	206		1,080	487
Discontinued operations	—	(486)	(398)		(849)	910
Straight-line rent	(19,294)	(20,871)	(19,218)		(16,954)	(13,487)
Fair value lease revenue (SFAS 141)	(295)	(292)	(245)		(241)	(268)

Subtotal	196,553	202,152	206,102		208,708	206,406

Divided by:
Interest expense (2)	77,410	77,988	78,051		76,242	73,683

Interest Coverage Ratio	2.54	2.59	2.64		2.74	2.80

Including Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$68,818	$73,152	$75,388		$80,398	$81,047
Interest expense	78,233	79,354	79,378		77,698	74,789
Depreciation and amortization expense	65,850	67,983	68,529		65,480	60,366
Depreciation from joint ventures	2,394	1,798	1,798		1,636	1,683
Income from unconsolidated joint ventures	847	1,335	664		460	879
Discontinued operations - depreciation expense	—	179	206		1,080	487
Discontinued operations	—	(486)	(398)		(849)	910
Straight-line rent	(19,294)	(20,871)	(19,218)		(16,954)	(13,487)
Fair value lease revenue (SFAS 141)	(295)	(292)	(245)		(241)	(268)

Subtotal	196,553	202,152	206,102		208,708	206,406

Divided by:
Interest expense (2) (3)	78,276	78,681	78,772		78,000	77,222

Interest Coverage Ratio	2.51	2.57	2.62		2.68	2.67

(1)	Includes $17,736 of leasing costs associated with the renewal of a 332,017 square foot lease which was expected to be expended over the next three years. However, this property was sold in May 2005.
(2)	Excludes amortization of financing costs of $823, $1,366, $1,327, $1,456 and $1,106 for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively.
(3)	Includes capitalized interest of $866, $693, $721, $1,758 and $3,539 for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively.

Boston Properties, Inc.

Second Quarter 2005

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s application of SFAS No. 144 results in the presentation of the net operating results of these qualifying properties sold or held for sale during 2005 and 2004 as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively.

	Three Months Ended
	30-Jun-05	31-Mar-05	31-Dec-04	30-Sep-04	30-Jun-04
Total Revenue (1)	$70	$3	$168	$931	$2,261

Expenses:
Operating	70	310	360	700	864
Depreciation and amortization	—	179	206	1,080	487

Total Expenses	70	489	566	1,780	1,351

Income before minority interests	—	(486)	(398)	(849)	910

Minority interest in property partnership	—	—	41	53	54
Minority interest in Operating Partnership	—	(80)	(72)	(151)	146

Income (loss) from discontinued operations (net of minority interest)	$—	$(406)	$(367)	$(751)	$710

Properties (2):	Old Federal Reserve	Old Federal Reserve	Old Federal Reserve	Old Federal Reserve	Old Federal Reserve

			Forbes Boulevard	Sugarland Business Park - Building One	Sugarland Business Park - Building One

				204 Second Ave	204 Second Ave

				Forbes Boulevard	Forbes Boulevard

				Decoverly Two, Three,	Decoverly Two, Three,

				Six and Seven	Six and Seven

				38 Cabot Boulevard	38 Cabot Boulevard

				The Arboretum	The Arboretum 430 Rozzi Place Sugarland Business Park - Building Two

(1)	The impact of the straight-line rent adjustment increased (decreased) revenue by $0, $0, $(3), $(13) and $(16) for the three months ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively.

Boston Properties, Inc.

Second Quarter 2005

CAPITAL STRUCTURE

Debt

(in thousands)

					Aggregate Principal June 30, 2005
Mortgage Notes Payable					$3,427,892
Unsecured Line of Credit					—
Unsecured Senior Notes, net of discount					1,470,865

Total Debt					$4,898,757

Boston Properties Limited Partnership Unsecured Senior Notes
					Total/Average
Settlement Date	5/22/03	3/18/03	1/17/03	12/13/2002
Principal Amount	$250,000	$300,000	$175,000	$750,000	$1,475,000
Yield (on issue date)	5.075%	5.636%	6.280%	6.296%	5.95%
Coupon	5.000%	5.625%	6.250%	6.250%	5.91%
Discount	99.329%	99.898%	99.763%	99.650%	99.659%
Ratings:
Moody's	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$1,456	$264	$351	$2,064	$4,135

Unsecured Senior Notes, net of discount	$248,544	$299,736	$174,649	$747,936	$1,470,865

Equity
(in thousands)

			Shares/ Units Outstanding as of 6/30/05	Common Stock Equivalents	Equivalent (1)
Common Stock			111,403	111,403 (2)	$7,798,210
Common Operating Partnership Units			21,629	21,629 (3)	1,514,030
Series Two Preferred Operating Partnership Units			4,082	5,357	374,990

Total Equity				138,389	$9,687,230

Total Debt					4,898,757

Total Market Capitalization					$14,585,987

(1)	Value based on June 30, 2005 closing price of $70.00 per share of common stock.
(2)	Includes 337 shares of restricted stock, of which 115 shares are vested as of June 30, 2005.
(3)	Includes 381 long-term incentive plan units, of which 26 units are vested as of June 30, 2005.

Boston Properties, Inc.

Second Quarter 2005

DEBT ANALYSIS

Debt Maturities and Principal Payments
(in thousands)

	2005	2006	2007	2008	2009	Thereafter	Total
Floating Rate Debt	$—	$—	$44,716	$477,423	$—	$—	$522,139
Fixed Rate Debt	334,329	220,821	181,377	801,323	188,278	2,650,490	4,376,618

Total Debt	$334,329	$220,821	$226,093	$1,278,746	$188,278	$2,650,490	$4,898,757

Weighted Average Floating Rate Debt	—	—	4.53%	3.79%	—	—	3.85%
Weighted Average Fixed Rate Debt	6.13%	7.30%	6.61%	6.84%	7.11%	6.58%	6.65%

Total Weighted Average Rate	6.13%	7.30%	6.20%	5.70%	7.11%	6.58%	6.36%

Unsecured Debt

Unsecured Line of Credit - Matures October 30, 2007
(in thousands)

Facility	Outstanding @ 6/30/2005	Letters of Credit	Remaining Capacity @ 6/30/2005
$ 605,000	$—	$8,136	$596,864

Unsecured and Secured Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	30.03%	5.95%	8.4 years
Secured Debt	69.97%	6.53%	4.0 years

Total Debt	100.00%	6.36%	5.3 years

Floating and Fixed Rate Debt Analysis
	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	10.66%	3.85%	2.9 years
Fixed Rate Debt	89.34%	6.65%	5.6 years

Total Debt	100.00%	6.36%	5.3 years

Boston Properties, Inc.

Second Quarter 2005

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property	2005		2006	2007	2008		2009	Thereafter	Total
Citigroup Center	$3,385		$7,145	$7,676	$8,246		$8,858	$466,148	$501,458
Times Square Tower	—		—	—	475,000	(1)	—	—	475,000
Embarcadero Center One and Two	2,613		5,496	5,877	278,912		—	—	292,898
Prudential Center	2,474		5,256	5,619	259,706		—	—	273,055
280 Park Avenue	1,662		3,519	3,798	4,099		4,423	240,272	257,773
599 Lexington Avenue	225,000	(2)	—	—	—		—	—	225,000
Embarcadero Center Four	1,917		4,061	4,346	129,712		—	—	140,036
Embarcadero Center Three	1,273		2,671	132,726	—		—	—	136,670
Democracy Center	1,070		2,257	2,421	2,597		91,132	—	99,477
Embarcadero Center West Tower	837		90,416	—	—		—	—	91,253
601 and 651 Gateway Boulevard	84,260	(3)	—	—	—		—	—	84,260
One Freedom Square	961		2,005	2,122	2,245		2,375	71,266	80,974
New Dominion Technology Park, Building Two	—		—	—	—		—	63,000	63,000
140 Kendrick Street	666		1,387	1,466	1,549		1,637	53,849	60,554
202, 206 & 214 Carnegie Center	367		780	845	916		994	56,306	60,208
1330 Connecticut Avenue	1,076		2,238	2,346	2,452		2,577	47,722	58,411
New Dominion Technology Park, Building One	607		1,283	1,379	1,481		1,594	50,964	57,308
Reservoir Place	712		1,484	1,572	1,666		48,592	—	54,026
Capital Gallery	778		50,651	—	—		—	—	51,429
Cambridge Center Seven	—		—	44,716	—		—	—	44,716
504, 506 & 508 Carnegie Center	575		1,221	1,314	40,914		—	—	44,024
10 & 20 Burlington Mall Rd & 91 Hartwell	379		801	861	925		994	33,593	37,553
10 Cambridge Center	336		715	777	844		916	29,677	33,265
Sumner Square	284		599	645	694		747	25,495	28,464
1301 New York Avenue	722		1,531	1,651	1,781		21,628	—	27,313
Eight Cambridge Center	306		649	702	757		819	22,911	26,144
510 Carnegie Center	320		683	735	23,519		—	—	25,257
University Place	383		806	864	925		992	18,422	22,392
Reston Corporate Center	330		698	745	20,524		—	—	22,297
Bedford Business Park	383		818	890	16,859		—	—	18,950
191 Spring Street	350		18,267	—	—		—	—	18,617
101 Carnegie Center	207		6,622	—	—		—	—	6,829
Montvale Center	96		6,762	—	—		—	—	6,858
Capital Gallery Redevelopment	—		—	—	2,423		—	—	2,423

	334,329		220,821	226,093	1,278,746		188,278	1,179,625	3,427,892

Unsecured Senior Notes	—		—	—	—		—	1,470,865	1,470,865
Unsecured Line of Credit	—		—	—	—		—	—	—

	$334,329		$220,821	$226,093	$1,278,746		$188,278	$2,650,490	$4,898,757

% of Total Debt	6.82%		4.51%	4.62%	26.10%		3.84%	54.11%	100.00%
Balloon Payments	$309,260		$170,903	$177,442	$1,237,205		$158,698	$2,562,016	$4,615,524
Scheduled Amortization	$25,069		$49,918	$48,651	$41,541		$29,580	$88,474	$283,233

(1)	On June 21, 2005, we refinanced this construction loan facility. The new mortgage loan totaling $475.0 million bears interest at a variable rate equal to LIBOR plus 0.50% per annum and matures on July 9, 2008 with two one-year extension provisions at our option.
(2)	Amount refinanced on July 19, 2005 through a secured draw on our revolving line of credit facility which facility expires on October 30, 2007.
(3)	On May 12, 2005, we modified this loan to mature on December 31, 2005.

Boston Properties, Inc.

Second Quarter 2005

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company’s operating partnership, (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of June 30, 2005 to show that the Company's operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company's unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		June 30, 2005
Total Assets:
Capitalized Property Value		$11,083,645
Cash and Cash Equivalents		507,182
Investments in marketable securities		25,000
Undeveloped Land, at Cost		197,399
Development in Process, at Cost (including Joint Venture %)		113,049

Total Assets		$11,926,275

Unencumbered Assets		$5,237,516

Secured Debt (Fixed and Variable) (1)		$3,406,401
Joint Venture Debt		200,717
Contingent Liabilities & Letters of Credit		19,378
Unsecured Debt (2)		1,475,000

Total Outstanding Debt		$5,101,496

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)		$68,818
Add: Interest Expense (per Consolidated Income Statement)		78,233
Add: Depreciation and Amortization (per Consolidated Income Statement)		65,850
Add: Losses from early extinguishments of debt (per Consolidated Income Statement)		12,896

EBITDA		225,797
Add: Company share of unconsolidated joint venture EBITDA		6,187

Consolidated EBITDA		$231,984

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$78,233
Add: Company share of unconsolidated joint venture interest expense		3,235
Less: Amortization of financing costs		(823)
Less: Interest expense funded by construction loan draws		—

Adjusted Interest Expense		$80,645

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	42.8%
Secured Debt/Total Assets	Less than 50%	30.2%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.88
Unencumbered Assets/ Unsecured Debt	Greater than 150%	355.1%

Unencumbered Consolidated EBITDA		$90,351

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		4.08

% of unencumbered Consoidated EBITDA to Consolidated EBITDA		38.9%

# of unencumbered properties		67

(1)	Excludes Fair Value Adjustment of $22,489.
(2)	Excludes Debt Discount of $4,135.

Boston Properties, Inc.

Second Quarter 2005

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of June 30, 2005

	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue		801 New Jersey Avenue (1)	Wisconsin Place (1)(2)	505 9th Street (1)	Value- Added Fund (3)	Combined
Total Equity (4)	$7,617	$31,975	$22,601	$3,678		$3,224	$2,163	$6,237	$5,315	$82,810

Mortgage/Construction loans payable (4)	$46,529	$67,952	$19,250	$42,500		$—	$10,236	$—	$14,250	$200,717

BXP’s nominal ownership percentage	50.00%	51.00%	35.00%	25.00%		50.00%	23.89%	50.00%	25.00%

Results of Operations
(unaudited and in thousands)
for the three months ended June 30, 2005

	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue		801 New Jersey Avenue (1)	Wisconsin Place (1)(2)	505 9th Street (1)	Value-Added Fund (3)	Combined
REVENUE
Total revenue	$5,167	$6,567	$3,505	$6,661		$19	$—	$—	$1,956	$23,875	(5)

EXPENSES
Operating	1,700	2,489	1,184	1,785		—	—	—	624	7,782

SUBTOTAL	3,467	4,078	2,321	4,876		19	—	—	1,332	16,093

Interest	1,811	2,745	626	2,231		—	—	—	611	8,024
Depreciation and amortization	1,702	1,275	1,051	1,412		—	—	—	661	6,101

NET INCOME	$(46)	$58	$644	$1,233		$19	$—	$—	$60	$1,968

BXP’s share of net income	$(23)	$29	$225	$591	(6)	$10	$—	$—	$15	$847
BXP’s share of depreciation & amortization	851	650	368	360		—	—	—	165	2,394

BXP’s share of Funds from Operations (FFO)	$828	$679	$593	$951		$10	$—	$—	$180	$3,241

(1)	Property is currently not in service (i.e., under construction or undeveloped land).
(2)	Represents the Company's interest in the joint venture entity that owns the land and infrastructure as well a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(3)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund.
(4)	Represents the Company's share.
(5)	The net impact of the straight-line rent adjustment increased revenue by $1.6 million for the three months ended June 30, 2005.
(6)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

Second Quarter 2005

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property
(in thousands)

Property	2005	2006	2007	2008	2009	Thereafter	Total
Metropolitan Square (51%)*	$424	$901	$978	$1,061	$1,152	$63,436	$67,952
Market Square North (50%)*	472	1,001	1,080	1,167	1,260	41,549	46,529
901 New York Avenue (25%)*	—	—	—	554	635	41,311	42,500
265 Franklin Street (35%)*	—	—	19,250	—	—	—	19,250	(1)
Wisconsin Place (23.89%) (2) *	—	1,634	1,828	1,785	4,989	—	10,236	(2)

	$896	$3,536	$23,136	$4,567	$8,036	$146,296	$186,467

Weighted Average Rate (2)	7.95%	7.95%	4.58%	7.40%	5.72%	7.22%	6.86%

% of Total Debt	0.48%	1.90%	12.41%	2.45%	4.31%	78.46%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	13.38%	4.32%	2.5 years
Fixed Rate Debt	86.62%	7.25%	6.6 years

Total Debt	100.00%	6.86%	6.0 years

(*)	All amounts represent the Company's share. Amounts exclude the Value-Added Fund, see page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	The loan facility allows the venture to borrow an additional $15.0 million (of which the Company's share is $5.3 million).
(2)	Approximately $5.0 million represents construction loan financing which matures in 2009. The remaining amount represents a seller financed non-interest bearing purchase money mortgage, the weighted-average interest rates exclude the impact of this loan.

Boston Properties, Inc.

Second Quarter 2005

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Company intends to leverage its regional operating platform to source and acquire properties that will generate opportunity for value creation through repositioning, capital improvements and/or leasing strategies. The Value-Added Fund has total equity commitments of $140 million. Assuming an estimated 65% leverage ratio, the Value-Added Fund is anticipated to have up to $400 million of total investments. The Company will receive asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

The Company’s interest in the Value-Added Fund is 25%. The investment in the Value-Added Fund is not included in the Company’s portfolio information tables or any other portfolio level statistics.

Property Information
Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF	Mortgage Payable (1)		Total Equity (1)
Worldgate Plaza, Herndon, VA	4	322,328	75.0%	$32.77	$14,250	(2)	$5,315

Results of Operations

(unaudited and in thousands)

for the three months ended June 30, 2005

	Worldgate Plaza
REVENUE
Total revenue	$1,956	(3)

EXPENSES
Operating	624

SUBTOTAL	1,332

Interest	611
Depreciation and amortization	661

NET INCOME	$60

BXP’s share of net income	$15
BXP’s share of depreciation & amortization	165

BXP’s share of Funds from Operations (FFO)	$180

(1)	Represents the Company’s share.
(2)	The mortgage bears interest at LIBOR plus 0.89% per annum and matures December 1, 2007 with two one-year extension options. As of June 30, 2005, the interest rate was 4.04%.
(3)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $100 and ($100), respectively for the three months ended June 30, 2005.

Boston Properties, Inc.

Second Quarter 2005

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended June 30, 2005 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office		Square Feet Office/ Technical	% of NOI Office/ Technical	Square Feet Industrial	% of NOI Industrial	Square Feet Total	Square Feet % of Total	% of NOI Hotel	% of NOI Total
Greater Boston	7,751,838	(4)	20.5%		545,206	0.8%	152,009	—	8,449,053	27.06%	2.7%	24.0%
Greater Washington	7,279,392	(5)	16.7%		858,583	1.3%	—	—	8,137,975	26.06%	—	18.0%
Greater San Francisco	4,535,478		13.4%		—	—	—	—	4,535,478	14.53%	—	13.4%
Midtown Manhattan	7,781,589		39.0%		—	—	—	—	7,781,589	24.92%	—	39.0%
Princeton/East Brunswick, NJ	2,319,185		4.1%		—	—	—	—	2,319,185	7.43%	—	4.1%
Baltimore, MD	—		0.7	%(6)	—	—	—	—	—	—	—	0.7%
Richmond, VA	—		0.8	%(6)	—	—	—	—	—	—	—	0.8%

	29,667,482		95.2%		1,403,789	2.1%	152,009	—	31,223,280	100.00%	2.7%	100.0%

% of Total	95.02%				4.50%		0.49%		100.00%

Percentage of Net Operating Income of In-Service Properties

by Location and Type of Property (2)

Geographic Area	CBD		Suburban	Total
Greater Boston	17.0%		7.0%	24.0%
Greater Washington	5.3%		12.7%	18.0%
Greater San Francisco	12.2%		1.2%	13.4%
Midtown Manhattan	39.0%		—	39.0%
Princeton/East Brunswick, NJ	—		4.1%	4.1%
Baltimore, MD	0.7	%(6)	—	0.7%
Richmond, VA	0.8	%(6)	—	0.8%

Total	75.0%		25.0%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Long Wharf Marriott, Boston, MA	402	420,000
Cambridge Center Marriott, Cambridge, MA	431	330,400
Residence Inn by Marriott, Cambridge, MA	221	187,474

Total Hotel Properties	1,054	937,874

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	28,152	8,293,175

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	For a quantitative reconciliation of consolidated net operating income (NOI) to net income in accordance with GAAP, see page 44. For disclosures relating to our use of NOI see page 51. NOI from unconsolidated joint ventures has been excluded from consolidated NOI.
(3)	Includes approximately 1,300,000 square feet of retail space.
(4)	Includes 344,609 square feet at 265 Franklin Street which is 35% owned by Boston Properties.
(5)	Includes 586,482 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 539,215 square feet at 901 New York Avenue which is 25% owned by Boston Properties.
(6)	Riverfront Plaza and 100 East Pratt Street are included in Consolidated Net Operating Income through the date on which the properties were sold.

Boston Properties, Inc.

Second Quarter 2005

In-Service Property Listing

as of June 30, 2005

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,182,299	97.3%	$38.19	Y	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	853,686	98.0%	49.82	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,389	87.9%	33.74	Y	CBD
The Shops at the Prudential Center	CBD Boston MA	1	519,075	89.5%	60.18	Y (1)	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	44.79	N	CBD
265 Franklin Street (35% ownership)	CBD Boston MA	1	344,609	77.5%	55.32	Y	CBD
One Cambridge Center	East Cambridge MA	1	215,385	68.8%	35.89	N	CBD
Three Cambridge Center	East Cambridge MA	1	108,152	81.6%	27.38	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	31.63	Y	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	34.98	Y	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	96.7%	42.93	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	35.79	Y	CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	525,894	80.0%	29.74	Y	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	63.7%	25.57	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	29.26	Y	S
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	84.8%	25.27	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	48.71	N	S
200 West Street	Route 128 Mass Turnpike MA	1	248,048	100.0%	36.78	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	86.1%	31.34	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,048	93.0%	21.08	Y	S
Bedford Business Park	Route 128 Northwest MA	1	90,000	16.3%	19.51	Y	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	29.39	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,424	100.0%	31.19	Y	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	51.56	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	20.32	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	26.72	N	S
Lexington Office Park	Route 128 Northwest MA	2	164,199	94.0%	23.59	N	S
191 Spring Street	Route 128 Northwest MA	1	162,700	100.0%	31.35	Y	S
181 Spring Street	Route 128 Northwest MA	1	53,595	59.0%	30.89	N	S
201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	35.33	N	S
40 Shattuck Road	Route 128 Northwest MA	1	120,000	95.6%	26.40	N	S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	21.27	N	S
Newport Office Park	Route 128 South MA	1	170,013	100.0%	22.16	N	S

		40	7,751,838	91.6%	$36.98

Office/Technical
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	22.00	N	CBD
Bedford Business Park	Route 128 Northwest MA	2	383,704	100.0%	15.88	Y	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	13.00	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	11.44	N	S

		5	545,206	100.0%	$15.96

Industrial
40-46 Harvard Street	Route 128 Southwest MA	1	152,009	0.0%	—	N	S

Total Greater Boston:		46	8,449,053	90.5%	$35.48

Boston Properties, Inc.

Second Quarter 2005

In-Service Property Listing (continued)

as of June 30, 2005

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
(2)	Capital Gallery	Southwest Washington DC	1	301,879	100.0%	$39.21	Y	CBD
	500 E Street, S. W.	Southwest Washington DC	1	246,057	100.0%	34.42	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	586,482	98.0%	42.53	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,358	100.0%	30.72	Y	CBD
	Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	48.58	Y	CBD
(2)	901 New York Avenue (25% ownership)	CBD Washington DC	1	539,215	90.9%	43.85	Y	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	41.47	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	48.77	Y	CBD
	Sumner Square	CBD Washington DC	1	207,620	100.0%	37.96	Y	CBD
	Democracy Center	Montgomery County MD	3	682,563	81.2%	32.48	Y	S
	Montvale Center	Montgomery County MD	1	120,971	96.9%	24.25	Y	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	36.40	N	S
	Orbital Sciences 1,2&3	Loudoun County	3	337,228	100.0%	24.66	N	S
	One Freedom Square	Fairfax County VA	1	413,999	99.2%	33.23	Y	S
	Two Freedom Square	Fairfax County VA	1	421,676	99.4%	36.57	N	S
	One Reston Overlook	Fairfax County VA	1	312,685	100.0%	25.04	N	S
	Two Reston Overlook	Fairfax County VA	1	133,207	98.3%	29.33	N	S
	One and Two Discovery Square	Fairfax County VA	2	367,018	100.0%	37.06	N	S
	New Dominion Technology Park -Building One	Fairfax County VA	1	235,201	100.0%	31.84	Y	S
(2)	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	37.00	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	30.25	Y	S
	12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	33.14	N	S
	12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	31.65	N	S

			29	7,279,392	97.2%	$36.23

Office/Technical
	Broad Run Business Park	Loudoun County	1	128,646	73.7%	20.34	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	18.04	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	20.37	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.38	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	14.04	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	16.22	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	14.88	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.74	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.27	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	19.15	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	11.11	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	24.00	N	S

			12	858,583	96.1%	$17.71

		Total Greater Washington:	41	8,137,975	97.1%	$34.29

Boston Properties, Inc.

Second Quarter 2005

In-Service Property Listing

as of June 30, 2005

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,013,731	100.0%	$66.39	Y	CBD
280 Park Avenue	Park Avenue NY	1	1,176,708	100.0%	59.42	Y	CBD
Citigroup Center	Park Avenue NY	1	1,569,022	95.1%	63.32	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,681,641	100.0%	73.19	N	CBD
(2) Times Square Tower	Times Square NY	1	1,238,708	90.1%	58.50	Y	CBD
5 Times Square	Times Square NY	1	1,101,779	100.0%	54.95	N	CBD

	Total Midtown Manhattan:	6	7,781,589	97.4%	$63.39

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$25.23	Y	S
104 Carnegie Center	Princeton NJ	1	102,830	87.9%	32.55	N	S
105 Carnegie Center	Princeton NJ	1	70,029	71.5%	28.18	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	26.25	N	S
202 Carnegie Center	Princeton NJ	1	128,705	68.8%	29.36	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	29.87	Y	S
210 Carnegie Center	Princeton NJ	1	161,776	74.5%	30.38	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	27.50	N	S
212 Carnegie Center	Princeton NJ	1	149,354	97.2%	33.14	N	S
214 Carnegie Center	Princeton NJ	1	150,774	78.4%	30.30	Y	S
302 Carnegie Center	Princeton NJ	1	64,726	100.0%	33.37	N	S
502 Carnegie Center	Princeton NJ	1	116,374	100.0%	33.32	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.24	Y	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	32.98	Y	S
508 Carnegie Center	Princeton NJ	1	131,085	100.0%	28.47	Y	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	28.85	Y	S
One Tower Center	East Brunswick NJ	1	412,222	71.1%	35.95	N	S

	Total Princeton/East Brunswick, NJ:	16	2,319,185	88.4%	$31.06

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	826,093	89.0%	$41.56	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	772,852	91.9%	45.44	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	766,140	87.6%	39.08	Y	CBD
Embarcadero Center Four	CBD San Francisco CA	1	933,771	94.7%	60.75	Y	CBD
West Tower	CBD San Francisco CA	1	474,523	74.1%	43.16	Y	CBD
611 Gateway	South San Francisco CA	1	256,302	100.0%	31.97	N	S
601 and 651 Gateway	South San Francisco CA	2	505,797	58.1%	34.40	Y	S

	Total Greater San Francisco:	8	4,535,478	86.0%	$45.16

	Total In-Service Properties:	117	31,223,280	93.2%	$43.42

(1)	93,797 square feet of space is unencumbered.
(2)	Not included in same property analysis.

Boston Properties, Inc.

Second Quarter 2005

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio
1	U.S. Government	1,676,747	(1)	5.37%
2	Citibank, N.A.	1,218,336		3.90%
3	Ernst & Young	1,064,939		3.41%
4	Shearman & Sterling	585,808		1.88%
5	Lockheed Martin	568,265		1.82%
6	Gillette Company	484,051		1.55%
7	Lehman Brothers	436,723		1.40%
8	Parametric Technology	380,987		1.22%
9	Washington Group International	365,245		1.17%
10	Finnegan Henderson Farabow	349,146	(2)	1.12%
11	Genentech	345,633		1.11%
12	Deutsche Bank Trust	344,886		1.10%
13	O’Melveny & Myers	344,013		1.10%
14	Kirkland & Ellis	340,815	(3)	1.09%
15	Orbital Sciences	337,228		1.08%
16	Northrop Grumman	330,965		1.06%
17	Ann Taylor	318,567		1.02%
18	Bingham McCutchen	301,858		0.97%
19	Akin Gump Strauss Hauer & Feld	290,132		0.93%
20	Accenture	263,878		0.85%

	Total % of Portfolio Square Feet			33.14%
	Total % of Portfolio Revenue			36.63%

Major Future Signed Deals
Tenant		Property		Sq. Ft.
DLA Piper Rudnick Gray Cary US LLP		505 9th Street		231,748 (4)
Massachusetts Institute of Technology		Seven Cambridge Center		231,028 (4)
Genentech		651 Gateway		199,218 (5)
Lockheed Martin Corporation		12290 Sunrise Valley		182,000 (4)
Smithsonian Institution		Capital Gallery Expansion		100,127

(1)	Includes 96,600 square feet of space in properties in which Boston Properties has a 51% and 50% interest.
(2)	Includes 251,941 square feet of space in a property in which Boston Properties has a 25% interest.
(3)	Includes 156,580 square feet of space in a property in which Boston Properties has a 51% interest.
(4)	Property is currently in development.
(5)	In addition, Genentech currently occupies 345,633 square feet included in the in-service portfolio.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Second Quarter 2005

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2005	633,613	$28,032,439	$44.24	$27,605,021	$43.57	2.23%
2006	1,560,647	67,891,917	43.50	67,825,513	43.46	5.50%
2007	2,035,748	79,016,712	38.81	79,922,327	39.26	7.18%
2008	1,643,595	69,547,178	42.31	71,753,250	43.66	5.80%
2009	2,698,133	105,193,611	38.99	112,596,359	41.73	9.51%
2010	1,827,923	81,819,895	44.76	87,488,184	47.86	6.44%
2011	2,531,995	111,168,444	43.91	122,586,500	48.41	8.93%
2012	2,482,971	116,163,001	46.78	124,249,586	50.04	8.75%
2013	538,237	20,759,743	38.57	22,942,471	42.63	1.90%
2014	1,896,954	68,561,508	36.14	75,592,212	39.85	6.69%
Thereafter	8,887,093	429,432,815	48.32	511,057,692	57.51	31.33%

Occupancy By Location*

	CBD		Suburban		Total
Location	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04
Midtown Manhattan	97.4%	98.6%	n/a	n/a	97.4%	98.6%
Greater Boston	92.5%	93.6%	90.6%	85.8%	91.6%	90.2%
Greater Washington	98.0%	99.6%	96.7%	96.3%	97.2%	97.6%
Greater San Francisco	88.8%	88.8%	72.2%	54.6%	86.0%	83.2%
Princeton/East Brunswick, NJ	—	n/a	88.4%	89.6%	88.4%	89.6%
Richmond, VA	n/a	91.7%	n/a	n/a	n/a	91.7%
Baltimore, MD	n/a	94.7%	n/a	n/a	n/a	94.7%

Total Portfolio	94.7%	95.1%	91.2%	88.3%	93.4%	92.7%

*	Includes approximately 1,300,000 square feet of retail space.

Boston Properties, Inc.

Second Quarter 2005

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2005	13,408	$241,588	$18.02	$241,588	$18.02	0.96%
2006	287,104	4,098,171	14.27	4,112,405	14.32	20.45%
2007	321,900	5,806,971	18.04	6,023,879	18.71	22.93%
2008	70,440	1,340,935	19.04	1,439,312	20.43	5.02%
2009	45,508	952,464	20.93	978,450	21.50	3.24%
2010	132,510	1,773,667	13.39	1,773,667	13.39	9.44%
2011	137,321	2,469,292	17.98	2,569,292	18.71	9.78%
2012	67,362	1,481,818	22.00	1,633,383	24.25	4.80%
2013	—	—	—	—	—	—
2014	274,821	4,895,966	17.82	5,638,541	20.52	19.58%
Thereafter	—	—	—	—	—	—

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Greater Washington	n/a	n/a	96.1%	94.7%	96.1%	94.7%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	97.5%	96.5%	97.6%	96.7%

Boston Properties, Inc.

Second Quarter 2005

IN-SERVICE INDUSTRIAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2005	—	$—	$—	$—	$—	—
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—	—
2011	—	—	—	—	—	—
2012	—	—	—	—	—	—
2013	—	—	—	—	—	—
2014	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	n/a	n/a	—	—	—	—
Greater Washington	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a
Bucks County, PA	n/a	n/a	n/a	100.0%	n/a	100.0%

Total Portfolio	n/a	n/a	—	20.8%	—	20.8%

Boston Properties, Inc.

Second Quarter 2005

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.		Percentage of Total Square Feet
2005	44,622	$2,658,739	$59.58	(1)	$2,743,435	$61.48	(1)	3.50%
2006	62,021	3,822,718	61.64	(1)	3,814,513	61.50	(1)	4.87%
2007	34,052	2,075,447	60.95		2,114,653	62.10		2.67%
2008	64,825	3,408,394	52.58		3,450,828	53.23		5.09%
2009	66,928	3,282,749	49.05		3,391,288	50.67		5.25%
2010	102,941	3,580,039	34.78		3,920,213	38.08		8.08%
2011	43,217	2,898,593	67.07		3,272,778	75.73		3.39%
2012	101,697	4,986,091	49.03		5,512,791	54.21		7.98%
2013	61,386	5,523,356	89.98		6,013,126	97.96		4.82%
2014	63,936	4,384,574	68.58		5,168,618	80.84		5.02%
Thereafter	628,709	33,729,537	53.65		41,119,844	65.40		49.34%

(1)	Excluding kiosks with zero square feet at the Prudential Center, current and future expiring rents would be $32.08 and $32.08 in 2005 and $51.17 and $51.25 in 2006.

Boston Properties, Inc.

Second Quarter 2005

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2005	691,643	$30,932,766	$44.72	$30,590,044	$44.23	2.2%
2006	1,909,772	75,812,807	39.70	75,752,430	39.67	6.1%
2007	2,391,700	86,899,129	36.33	88,060,859	36.82	7.7%
2008	1,778,860	74,296,507	41.77	76,643,391	43.09	5.7%
2009	2,810,569	109,428,824	38.93	116,966,097	41.62	9.0%
2010	2,063,374	87,173,601	42.25	93,182,064	45.16	6.6%
2011	2,712,533	116,536,328	42.96	128,428,570	47.35	8.7%
2012	2,652,030	122,630,910	46.24	131,395,759	49.55	8.5%
2013	599,623	26,283,099	43.83	28,955,598	48.29	1.9%
2014	2,235,711	77,842,048	34.82	86,399,371	38.65	7.2%
Thereafter	9,515,802	463,162,353	48.67	552,177,536	58.03	30.5%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04
Midtown Manhattan	97.4%	98.6%	n/a	n/a	97.4%	98.6%
Greater Boston	92.6%	93.7%	88.3%	84.2%	90.5%	89.2%
Greater Washington	98.0%	99.6%	96.6%	96.0%	97.1%	97.2%
Greater San Francisco	88.8%	88.8%	72.2%	56.9%	86.0%	83.4%
Princeton/East Brunswick, NJ	n/a	n/a	88.4%	89.6%	88.4%	89.6%
Richmond, VA	n/a	91.7%	n/a	n/a	n/a	91.7%
Baltimore, MD	n/a	94.7%	n/a	n/a	n/a	94.7%
Bucks County, PA	n/a	n/a	n/a	100.0%	n/a	100.0%

Total Portfolio	94.7%	95.1%	90.8%	88.2%	93.2%	92.5%

Boston Properties, Inc.

Second Quarter 2005

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	384,364	$17,813,857	$46.35	$17,338,810	$45.11	—	$—	$—	$—	$—
2006	437,462	15,162,065	34.66	15,175,222	34.69	253,704	3,532,734	13.92	3,532,734	13.92
2007	589,078	20,843,631	35.38	21,129,031	35.87	144,140	2,018,869	14.01	2,218,009	15.39
2008	596,344	18,438,842	30.92	19,127,299	32.07	—	—	—	—	—
2009	1,217,320	42,186,914	34.66	45,859,765	37.67	—	—	—	—	—
2010	385,308	11,519,698	29.90	12,120,573	31.46	—	—	—	—	—
2011	912,188	34,168,764	37.46	38,201,962	41.88	80,000	1,664,635	20.81	1,764,636	22.06
2012	668,750	24,254,427	36.27	26,207,208	39.19	67,362	1,481,818	22.00	1,633,383	24.25
2013	262,145	11,767,645	44.89	12,850,497	49.02	—	—	—	—	—
2014	445,305	14,781,098	33.19	16,201,581	36.38	—	—	—	—	—
Thereafter	603,530	21,965,137	36.39	25,745,588	42.66	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	18,933	$1,822,175	$96.24	$1,906,871	$100.72	(1)
2006	—	—	—	—	—	16,074	1,702,930	105.94	1,689,930	105.13	(1)
2007	—	—	—	—	—	5,183	583,819	112.64	583,819	112.64
2008	—	—	—	—	—	5,467	582,858	106.61	546,858	100.03
2009	—	—	—	—	—	12,689	1,202,019	94.73	1,218,131	96.00
2010	—	—	—	—	—	41,531	784,911	18.90	787,101	18.95
2011	—	—	—	—	—	13,527	875,337	64.71	909,227	67.22
2012	—	—	—	—	—	52,949	2,038,985	38.51	2,083,189	39.34
2013	—	—	—	—	—	23,705	2,854,452	120.42	3,002,041	126.64
2014	—	—	—	—	—	19,902	1,968,883	98.93	2,205,743	110.83
Thereafter	—	—	—	—	—	427,389	19,028,024	44.52	21,487,166	50.28

(1)	Excluding kiosks with zero square feet at the Prudential Center, current and future expiring rents would be $31.42 and $31.42 in 2005 and $65.58 and $65.58 in 2006.

Boston Properties, Inc.

Second Quarter 2005

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	123,085	7,229,267	58.73	6,754,221	54.87	—	—	—	—	—
Q4 2005	261,279	10,584,590	40.51	10,584,590	40.51	—	—	—	—	—

Total 2005	384,364	$17,813,857	$46.35	$17,338,810	$45.11	—	—	—	—	—

Q1 2006	27,051	$940,989	$34.79	$940,989	$34.79	—	$—	$—	$—	$—
Q2 2006	97,906	4,077,500	41.65	4,077,500	41.65	—	—	—	—	—
Q3 2006	220,352	6,769,154	30.72	6,758,786	30.67	253,704	3,532,734	13.92	3,532,734	13.92
Q4 2006	92,153	3,374,422	36.62	3,397,947	36.87	—	—	—	—	—

Total 2006	437,462	$15,162,065	$34.66	$15,175,222	$34.69	253,704	3,532,734	13.92	3,532,734	13.92

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	10	558,501	55,850.10	558,501	55,850.10
Q4 2005	—	—	—	—	—	18,923	1,263,674	66.78	1,348,370	71.26

Total 2005	—	—	$—	$—	$—	18,933	$1,822,175	$96.24	$1,906,871	$100.72	(1)

Q1 2006	—	$—	$—	—	$—	10,083	$742,351	$73.62	$763,351	$75.71
Q2 2006	—	—	—	—	—	5,591	599,000	107.14	563,000	100.70
Q3 2006	—	—	—	—	—	2	109,000	54,499.98	111,000	55,500.00
Q4 2006	—	—	—	—	—	398	252,579	634.62	252,579	634.62

Total 2006	—	$—	$—	$—	$—	16,074	$1,702,930	$105.94	$1,689,930	$105.13	(1)

(1)	Excluding kiosks with zero square feet at the Prudential Center, current and future expiring rents would be $31.42 and $31.42 in 2005 and $65.58 and $65.58 in 2006.

Boston Properties, Inc.

Second Quarter 2005

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	108,984	$4,020,929	$36.89	$4,068,557	$37.33	13,408	$241,588	$18.02	$241,588	$18.02
2006	252,098	7,847,458	31.13	7,961,054	31.58	33,400	565,437	16.93	579,671	17.36
2007	346,119	12,046,555	34.80	12,206,906	35.27	177,760	3,788,101	21.31	3,805,870	21.41
2008	226,837	7,649,223	33.72	8,170,673	36.02	70,440	1,340,935	19.04	1,439,312	20.43
2009	868,211	33,881,705	39.02	36,087,165	41.56	45,508	952,464	20.93	978,450	21.50
2010	668,666	27,018,086	40.41	30,317,080	45.34	132,510	1,773,667	13.39	1,773,667	13.39
2011	724,703	24,402,480	33.67	27,821,528	38.39	57,321	804,657	14.04	804,657	14.04
2012	716,784	26,095,493	36.41	30,553,002	42.63	—	—	—	—	—
2013	59,801	1,666,934	27.87	1,981,163	33.13	—	—	—	—	—
2014	480,682	17,250,407	35.89	19,321,404	40.20	274,821	4,895,966	17.82	5,638,541	20.52
Thereafter	2,493,740	90,529,780	36.30	105,618,895	42.35	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	1,084	$54,759	$50.52	$54,759	$50.52
2006	—	—	—	—	—	11,356	400,884	35.30	400,884	35.30
2007	—	—	—	—	—	12,610	381,068	30.22	392,096	31.09
2008	—	—	—	—	—	18,152	765,774	42.19	796,861	43.90
2009	—	—	—	—	—	23,554	727,203	30.87	789,146	33.50
2010	—	—	—	—	—	18,994	694,345	36.56	787,693	41.47
2011	—	—	—	—	—	11,221	478,849	42.67	534,623	47.64
2012	—	—	—	—	—	7,519	166,948	22.20	192,976	25.67
2013	—	—	—	—	—	13,377	608,273	45.47	727,884	54.41
2014	—	—	—	—	—	20,753	456,347	21.99	564,204	27.19
Thereafter	—	—	—	—	—	42,030	1,306,931	31.10	2,025,105	48.18

Boston Properties, Inc.

Second Quarter 2005

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	26,214	1,061,881	40.51	1,061,881	40.51	—	—	—	—	—
Q4 2005	82,770	2,959,048	35.75	3,006,676	36.33	13,408	241,588	18.02	241,588	18.02

Total 2005	108,984	$4,020,929	$36.89	$4,068,557	$37.33	13,408	$241,588	$18.02	$241,588	$18.02

Q1 2006	82,781	$2,709,331	$32.73	$2,710,850	$32.75	—	$—	$—	$—	$—
Q2 2006	28,489	1,002,178	35.18	1,016,481	35.68	—	—	—	—	—
Q3 2006	124,021	3,721,574	30.01	3,804,507	30.68	33,400	565,437	16.93	579,671	17.36
Q4 2006	16,807	414,375	24.65	429,215	25.54	—	—	—	—	—

Total 2006	252,098	$7,847,458	$31.13	$7,961,054	$31.58	33,400	$565,437	$16.93	$579,671	$17.36

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	1,084	54,759	50.52	54,759	50.52
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	—	$—	1,084	54,759	$50.52	54,759	$50.52

Q1 2006	—	$—	$—	$—	$—	4,241	$106,025	$25.00	$106,025	$25.00
Q2 2006	—	—	—	—	—	4,238	182,093	42.97	182,093	42.97
Q3 2006	—	—	—	—	—	2,869	112,726	39.29	112,726	39.29
Q4 2006	—	—	—	—	—	8	40	5.00	40	5.00

Total 2006	—	$—	$—	$—	$—	11,356	$400,884	$35.30	400,884	$35.30

Boston Properties, Inc.

Second Quarter 2005

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	80,166	$4,084,134	$50.95	$4,084,134	$50.95	—	$—	$—	$—	$—
2006	596,818	28,719,370	48.12	28,523,774	47.79	—	—	—	—	—
2007	422,439	19,797,248	46.86	19,845,852	46.98	—	—	—	—	—
2008	286,614	10,887,283	37.99	11,228,102	39.17	—	—	—	—	—
2009	179,337	8,759,363	48.84	8,881,967	49.53	—	—	—	—	—
2010	244,219	13,425,343	54.97	14,234,046	58.28	—	—	—	—	—
2011	210,950	18,635,867	88.34	18,916,264	89.67	—	—	—	—	—
2012	119,262	4,986,092	41.81	5,405,309	45.32	—	—	—	—	—
2013	113,211	4,074,990	35.99	4,526,529	39.98	—	—	—	—	—
2014	493,119	16,702,241	33.87	18,494,044	37.50	—	—	—	—	—
Thereafter	1,129,110	42,241,071	37.41	48,192,973	42.68	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	24,194	$726,114	$30.01	$726,114	$30.01
2006	—	—	—	—	—	20,067	1,087,854	54.21	1,092,648	54.45
2007	—	—	—	—	—	16,259	1,110,560	68.30	1,138,738	70.04
2008	—	—	—	—	—	39,524	1,994,914	50.47	2,038,484	51.58
2009	—	—	—	—	—	30,685	1,353,527	44.11	1,384,011	45.10
2010	—	—	—	—	—	37,386	1,723,160	46.09	1,917,798	51.30
2011	—	—	—	—	—	3,474	126,105	36.30	222,376	64.01
2012	—	—	—	—	—	35,590	2,093,760	58.83	2,406,665	67.62
2013	—	—	—	—	—	8,408	579,727	68.95	627,590	74.64
2014	—	—	—	—	—	10,338	630,185	60.96	713,912	69.06
Thereafter	—	—	—	—	—	30,450	1,462,906	48.04	1,658,486	54.47

Boston Properties, Inc.

Second Quarter 2005

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	53,439	3,027,922	56.66	3,027,922	56.66	—	—	—	—	—
Q4 2005	26,727	1,056,212	39.52	1,056,212	39.52	—	—	—	—	—

Total 2005	80,166	$4,084,134	$50.95	$4,084,134	$50.95	—	—	—	—	—

Q1 2006	180,416	$6,544,997	$36.28	$6,207,220	$34.41	—	$—	$—	$—	$—
Q2 2006	99,298	7,521,546	75.75	7,521,546	75.75	—	—	—	—	—
Q3 2006	123,459	5,080,938	41.15	5,114,850	41.43	—	—	—	—	—
Q4 2006	193,645	9,571,889	49.43	9,680,158	49.99	—	—	—	—	—

Total 2006	596,818	$28,719,370	$48.12	$28,523,774	$47.79	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	11,289	526,015	46.60	526,015	46.60
Q4 2005	—	—	—	—	—	12,905	200,099	15.51	200,099	15.51

Total 2005	—	$—	$—	$—	$—	24,194	$726,114	$30.01	$726,114	$30.01

Q1 2006	—	$—	$—	$—	$—	3,194	$370,745	$116.08	$370,745	116.08
Q2 2006	—	—	—	—	—	987	59,847	60.63	59,847	60.63
Q3 2006	—	—	—	—	—	1,314	121,811	92.70	126,605	96.35
Q4 2006	—	—	—	—	—	14,572	535,452	36.75	535,452	36.75

Total 2006	—	—	—	—	—	20,067	$1,087,854	$54.21	$1,092,648	$54.45

Boston Properties, Inc.

Second Quarter 2005

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2006	197,440	13,431,847	68.03	13,431,847	68.03	—	—	—	—	—
2007	155,097	10,100,282	65.12	10,123,716	65.27	—	—	—	—	—
2008	495,468	31,408,621	63.39	31,991,940	64.57	—	—	—	—	—
2009	180,745	12,136,422	67.15	12,983,718	71.83	—	—	—	—	—
2010	328,453	23,089,742	70.30	23,730,937	72.25	—	—	—	—	—
2011	414,237	25,261,485	60.98	28,398,596	68.56	—	—	—	—	—
2012	972,675	60,643,734	62.35	61,891,188	63.63	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	193,274	11,358,463	58.77	12,244,940	63.36	—	—	—	—	—
Thereafter	4,437,210	269,318,302	60.70	324,385,117	73.11	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	411	$55,691	$135.50	$55,691	$135.50
2006	—	—	—	—	—	14,524	631,049	43.45	631,049	43.45
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	1,682	64,848	38.55	68,625	40.80
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	5,030	377,623	75.07	427,623	85.01
2011	—	—	—	—	—	14,995	1,418,302	94.58	1,606,552	107.14
2012	—	—	—	—	—	5,639	686,398	121.72	829,961	147.18
2013	—	—	—	—	—	15,896	1,480,904	93.16	1,655,611	104.15
2014	—	—	—	—	—	12,943	1,329,159	102.69	1,684,759	130.17
Thereafter	—	—	—	—	—	128,840	11,931,676	92.61	15,949,087	123.79

Boston Properties, Inc.

Second Quarter 2005

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	$—	$—	—	—	—	—	—

Q1 2006	30,010	$2,167,130	$72.21	$2,167,130	$72.21	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	30,100	1,996,452	66.33	1,996,452	66.33	—	—	—	—	—
Q4 2006	137,330	9,268,265	67.49	9,268,265	67.49	—	—	—	—	—

Total 2006	197,440	$13,431,847	$68.03	$13,431,847	$68.03	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	411	55,691	135.50	55,691	135.50

Total 2005	—	$—	$—	$—	$—	411	$55,691	$135.50	$55,691	$135.50

Q1 2006	—	$—	$—	—	$—	—	$—	$—	$—	—
Q2 2006	—	—	—	—	—	350	25,852	73.86	25,852	$73.86
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	14,174	605,197	42.70	605,197	42.70

Total 2006	—	$—	$—	$—	$—	14,524	$631,049	$43.45	$631,049	$43.45

Boston Properties, Inc.

Second Quarter 2005

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	60,099	$2,113,520	$35.17	$2,113,520	$35.17	—	$—	$—	$—	$—
2006	76,829	2,731,177	35.55	2,733,616	35.58	—	—	—	—	—
2007	523,015	16,228,996	31.03	16,616,822	31.77	—	—	—	—	—
2008	38,332	1,163,210	30.35	1,235,236	32.22	—	—	—	—	—
2009	252,520	8,229,207	32.59	8,783,744	34.78	—	—	—	—	—
2010	201,277	6,767,025	33.62	7,085,547	35.20	—	—	—	—	—
2011	269,917	8,699,847	32.23	9,248,150	34.26	—	—	—	—	—
2012	5,500	183,254	33.32	192,879	35.07	—	—	—	—	—
2013	103,080	3,250,174	31.53	3,584,283	34.77	—	—	—	—	—
2014	284,574	8,469,300	29.76	9,330,243	32.79	—	—	—	—	—
Thereafter	223,503	5,378,525	24.06	7,115,118	31.83	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

Boston Properties, Inc.

Second Quarter 2005

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	37,422	1,286,024	34.37	1,286,024	34.37	—	—	—	—	—
Q4 2005	22,677	827,496	36.49	827,496	36.49	—	—	—	—	—

Total 2005	60,099	$2,113,520	$35.17	$2,113,520	$35.17	—	—	—	—	—

Q1 2006	8,277	$296,092	$35.77	$296,092	$35.77	—	$—	$—	$—	$—
Q2 2006	28,238	1,035,567	36.67	1,038,006	36.76	—	—	—	—	—
Q3 2006	4,251	165,750	38.99	165,750	38.99	—	—	—	—	—
Q4 2006	36,063	1,233,769	34.21	1,233,769	34.21	—	—	—	—	—

Total 2006	76,829	$2,731,177	$35.55	$2,733,616	$35.58	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	—	—	—	—	—

Total 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Boston Properties, Inc.

Second Quarter 2005

CBD PROPERTIES

Lease Expirations

	Greater Boston							Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	299,522	$16,673,465	(1)	$55.67	$16,283,114	(1)	$54.36	42,437	$1,679,616	$39.58	$1,685,470	$39.72
2006	132,433	$6,805,754	(2)	51.39	$6,775,175	(2)	51.16	26,624	981,151	36.85	990,246	37.19
2007	159,800	$8,346,257		52.23	$8,376,029		52.42	275,734	9,673,611	35.08	9,753,893	35.37
2008	197,144	$7,277,814		36.92	$7,329,914		37.18	40,973	1,714,539	41.85	1,818,969	44.39
2009	783,954	$28,584,511		36.46	$31,544,288		40.24	851,466	33,454,002	39.29	35,604,632	41.82
2010	168,445	$5,740,931		34.08	$6,020,996		35.74	443,414	18,979,322	42.80	21,014,795	47.39
2011	459,832	$23,937,542		52.06	$26,932,564		58.57	196,512	8,467,086	43.09	9,576,306	48.73
2012	314,591	$14,148,006		44.97	$15,045,862		47.83	95,691	3,784,200	39.55	3,846,387	40.20
2013	285,850	$14,622,096		51.15	$15,852,538		55.46	1,702	92,095	54.11	112,525	66.11
2014	414,444	$15,512,188		37.43	$16,995,310		41.01	63,796	2,991,851	46.90	3,731,611	58.49
Thereafter	868,748	$36,083,163		41.53	$42,340,657		48.74	962,000	43,453,849	45.17	54,099,154	56.24

	New York							San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	411	$55,691		$135.50	$55,691		$135.50	86,932	$4,060,611	$46.71	$4,060,611	$46.71
2006	211,964	14,062,896		66.35	14,062,896		66.35	580,316	27,426,026	47.26	27,226,949	46.92
2007	155,097	10,100,282		65.12	10,123,716		65.27	400,632	19,911,366	49.70	20,025,106	49.98
2008	497,150	31,473,469		63.31	32,060,566		64.49	284,386	11,857,659	41.70	12,193,130	42.88
2009	180,745	12,136,422		67.15	12,983,718		71.83	202,267	9,943,405	49.16	10,082,687	49.85
2010	333,483	23,467,365		70.37	24,158,560		72.44	270,573	14,893,001	55.04	15,837,396	58.53
2011	429,232	26,679,787		62.16	30,005,148		69.90	214,424	18,761,971	87.50	19,138,640	89.26
2012	978,314	61,330,131		62.69	62,721,149		64.11	149,112	6,959,313	46.67	7,676,226	51.48
2013	15,896	1,480,904		93.16	1,655,611		104.15	121,619	4,654,717	38.27	5,154,119	42.38
2014	206,217	12,687,623		61.53	13,929,699		67.55	247,155	9,137,369	36.97	9,874,919	39.95
Thereafter	4,566,050	281,249,978		61.60	340,334,204		74.54	865,369	34,778,560	40.19	38,780,682	44.81

	Princeton/East Brunswick							Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—		$—	$—		$—	—	$—	$—	$—	$—
2006	—	—		—	—		—	—	—	—	—	—
2007	—	—		—	—		—	—	—	—	—	—
2008	—	—		—	—		—	—	—	—	—	—
2009	—	—		—	—		—	—	—	—	—	—
2010	—	—		—	—		—	—	—	—	—	—
2011	—	—		—	—		—	—	—	—	—	—
2012	—	—		—	—		—	—	—	—	—	—
2013	—	—		—	—		—	—	—	—	—	—
2014	—	—		—	—		—	—	—	—	—	—
Thereafter	—	—		—	—		—	—	—	—	—	—

(1)	Includes 18,933 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $31.42 and rent on expiring leases with future step-up is $31.42 per square foot in 2005.
(2)	Includes 16,074 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $65.58 and rent on expiring leases with future step-up is $65.58 per square foot in 2006.

Boston Properties, Inc.

Second Quarter 2005

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	103,775	$2,962,567	$28.55	$2,962,567	$28.55	81,039	$2,637,660	$32.55	$2,679,434	$33.06
2006	574,807	13,591,976	23.65	13,622,712	23.70	270,230	7,832,628	28.99	7,951,363	29.42
2007	578,601	15,100,061	26.10	15,554,829	26.88	260,755	6,542,113	25.09	6,650,979	25.51
2008	404,667	11,743,886	29.02	12,344,243	30.50	274,456	8,041,392	29.30	8,587,877	31.29
2009	446,055	14,804,422	33.19	15,533,608	34.82	85,807	2,107,370	24.56	2,250,128	26.22
2010	258,394	6,563,678	25.40	6,886,678	26.65	376,756	10,506,777	27.89	11,863,644	31.49
2011	545,883	12,771,195	23.40	13,943,260	25.54	596,733	17,218,899	28.86	19,584,501	32.82
2012	474,470	13,627,225	28.72	14,877,918	31.36	628,612	22,478,242	35.76	26,899,591	42.79
2013	—	—	—	—	—	71,476	2,183,112	30.54	2,596,522	36.33
2014	50,763	1,237,793	24.38	1,412,013	27.82	712,460	19,610,868	27.53	21,792,539	30.59
Thereafter	162,171	4,909,998	30.28	4,892,097	30.17	1,573,770	48,382,863	30.74	53,544,846	34.02

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	17,428	$749,638	$43.01	$749,638	$43.01
2006	—	—	—	—	—	36,569	2,381,199	65.12	2,389,473	65.34
2007	—	—	—	—	—	38,066	996,441	26.18	959,484	25.21
2008	—	—	—	—	—	41,752	1,024,538	24.54	1,073,455	25.71
2009	—	—	—	—	—	7,755	169,484	21.85	183,291	23.64
2010	—	—	—	—	—	11,032	255,502	23.16	314,448	28.50
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	5,740	120,540	21.00	135,748	23.65
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	256,302	8,195,057	31.97	9,333,037	36.41
Thereafter	—	—	—	—	—	294,191	8,925,417	30.34	11,070,777	37.63

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	60,099	$2,113,520	$35.17	$2,113,520	$35.17	—	$—	$—	$—	$—
2006	76,829	2,731,177	35.55	2,733,616	35.58	—	—	—	—	—
2007	523,015	16,228,996	31.03	16,616,822	31.77	—	—	—	—	—
2008	38,332	1,163,210	30.35	1,235,236	32.22	—	—	—	—	—
2009	252,520	8,229,207	32.59	8,783,744	34.78	—	—	—	—	—
2010	201,277	6,767,025	33.62	7,085,547	35.20	—	—	—	—	—
2011	269,917	8,699,847	32.23	9,248,150	34.26	—	—	—	—	—
2012	5,500	183,254	33.32	192,879	35.07	—	—	—	—	—
2013	103,080	3,250,174	31.53	3,584,283	34.77	—	—	—	—	—
2014	284,574	8,469,300	29.76	9,330,243	32.79	—	—	—	—	—
Thereafter	223,503	5,378,525	24.06	7,115,118	31.83	—	—	—	—	—

Boston Properties, Inc.

Second Quarter 2005

HOTEL PERFORMANCE

Long Wharf Marriott - Boston

	Second Quarter 2005	Second Quarter 2004	Percent Change	Year to Date 2005	Year to Date 2004	Percent Change
Occupancy	85.8%	88.0%	-2.5%	79.2%	82.9%	-4.5%
Average Daily Rate	$232.08	$216.07	7.4%	$204.21	$191.10	6.9%
Revenue per available room	$199.05	$190.14	4.7%	$161.77	$158.32	2.2%

Cambridge Center Marriott

	Second Quarter 2005	Second Quarter 2004	Percent Change	Year to Date 2005	Year to Date 2004	Percent Change
Occupancy	78.8%	85.9%	-8.3%	72.2%	75.5%	-4.4%
Average Daily Rate	$191.71	$168.27	13.9%	$169.85	$154.16	10.2%
Revenue per available room	$151.13	$144.49	4.6%	$122.60	$116.37	5.4%

Residence Inn by Marriott

	Second Quarter 2005	Second Quarter 2004	Percent Change	Year to Date 2005	Year to Date 2004	Percent Change
Occupancy	83.1%	87.8%	-5.4%	81.2%	79.3%	2.4%
Average Daily Rate	$151.39	$138.33	9.4%	$137.42	126.74	8.4%
Revenue per available room	$125.76	$121.40	3.6%	$111.59	100.46	11.1%

Total Hotel Performance

	Second Quarter 2005	Second Quarter 2004	Percent Change	Year to Date 2005	Year to Date 2004	Percent Change
Occupancy	82.4%	87.1%	-5.4%	76.8%	79.1%	-2.9%
Average Daily Rate	$198.65	$180.22	10.2%	$176.16	$162.50	8.4%
Revenue per available room	$164.09	$157.06	4.5%	$135.23	$129.03	4.8%

Boston Properties, Inc.

Second Quarter 2005

OCCUPANCY ANALYSIS

Same Property Occupancy (1) - By Location

	CBD		Suburban		Total
Location	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04
Greater Boston	92.6%	93.7%	88.3%	84.6%	90.5%	89.4%
Greater Washington	99.5%	99.8%	96.4%	96.3%	97.4%	97.4%
Midtown Manhattan	98.8%	98.6%	—	—	98.8%	98.6%
Princeton/East Brunswick, NJ	—	—	88.4%	89.6%	88.4%	89.6%
Greater San Francisco	88.8%	88.4%	72.2%	54.6%	86.0%	82.7%

Total Portfolio	95.0%	95.2%	90.6%	88.4%	93.2%	92.4%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04
Total Office Portfolio	95.0%	95.2%	91.0%	88.5%	93.5%	92.6%
Total Office/Technical Portfolio	100.0%	100.0%	97.5%	97.6%	97.6%	97.7%
Total Industrial Portfolio	—	—	—	—	—	—

Total Portfolio	95.0%	95.2%	90.6%	88.4%	93.2%	92.4%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Second Quarter 2005

SAME PROPERTY PERFORMANCE

Office, Office/Technical, Industrial and Hotel Properties

	Office	Office/Technical	Industrial	Hotel (1)	Total
Number of Properties	95	17	1	3	116
Square feet	27,330,280	1,403,789	152,009	937,874	29,823,952
Percent of in-service properties	92.1%	100.0%	100.0%	100.0%	92.7%
Occupancy @ 6/30/04	92.6%	97.7%	0.0%	—	92.4%
Occupancy @ 6/30/05	93.5%	97.6%	0.0%	—	93.2%
Percent change from 2nd quarter 2005 over 2nd quarter 2004 (2):
Rental revenue	2.1%	5.0%	See Note 4	4.7%	2.3%
Operating expenses and real estate taxes	6.3%	-7.7%	See Note 4	4.5%	5.9%
Net Operating Income (3)	0.0%	8.6%	See Note 4	5.1%	0.4%
Net Operating Income (3) - without hotels					0.3%
Rental revenue - cash basis	1.6%	6.3%	See Note 4	4.7%	1.9%
Net Operating Income (3) - cash basis (4)	-0.8%	10.4%	See Note 4	5.1%	-0.4%
Net Operating Income (3) - cash basis(4) - without hotels					-0.5%

Same Property Lease Analysis - quarter ended June 30, 2005

		Office	Office/Technical	Industrial	Total
Vacant space available @ 4/1/05 (sf)		1,929,241	33,799	152,009	2,115,049
Square footage of leases expiring or terminated 4/1/05-6/30/05		809,078	—	—	809,078

Total space for lease (sf)		2,738,319	33,799	152,009	2,924,127

New tenants (sf)		606,903	—	—	606,903
Renewals (sf)		351,847	—	—	351,847

Total space leased (sf)		958,750	—	—	958,750

Space available @ 6/30/05 (sf)		1,779,569	33,799	152,009	1,965,377

Net (increase)/decrease in available space (sf)		149,672	—	—	149,672
Average lease term (months)		90	—	—	90
Average free rent (days)		39	—	—	39
2nd generation TI/Comm PSF		$30.26	$—	$—	$30.26
Increase (decrease) in 2nd generation gross rents (5)		-3.99%	—	—	-3.99%
Increase (decrease) in 2nd generation net rents (5)		-2.83	—	—	-2.83%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 44 for a quantitative reconciliation.
(3)	For a quantitative reconciliation of Net Operating Income (NOI) to net income in accordance with GAAP, see page 44. For disclosures relating to our use of NOI, see page 51.
(4)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 44. For disclosures relating to our use of NOI, see page 51.
(5)	Represents increase in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 668,479 square feet.

Boston Properties, Inc.

Second Quarter 2005

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	6/30/2005	6/30/2004
	(in thousands)
Net income available to common shareholders	$166,634	$87,118
Gains on sales of real estate from discontinued operations, net of minority interest	(8,389)	(19,589)
Income from discontinued operations, net of minority interest	—	(710)
Gains on sales of real estate, net of minority interest	(102,073)	(1,377)
Minority interest in Operating Partnership	14,965	17,776
Income from unconsolidated joint ventures	(847)	(879)
Minority interest in property partnerships	(1,472)	(1,292)

Income before minority interests in property partnerships, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and land held for development and discontinued operations	68,818	81,047
Add:
Depreciation and amortization	65,850	60,366
Interest expense	78,233	74,789
General and administrative expense	14,252	12,493
Losses from early extinguishments of debt	12,896	—
Subtract:
Interest and other income	(2,937)	(1,090)
Development and management services income	(4,137)	(5,961)

Consolidated Net Operating Income	$232,975	$221,644

Same Property Net Operating Income	$206,332	$205,473
Net operating income from non Same Properties (1)	22,664	16,171
Termination income	3,979	—

Consolidated Net Operating Income	$232,975	$221,644

Same Property Net Operating Income	$206,332	$205,473
Less straight line rent and fair value lease revenue	11,042	9,491

Same Property Net Operating Income - cash basis	$195,290	$195,982

(1)	See pages 20-22 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Second Quarter 2005

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical				Industrial
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Jun-05	30-Jun-04			30-Jun-05	30-Jun-04			30-Jun-05	30-Jun-04
Rental Revenue	$299,624	$289,641			$5,916	$5,635			$129	$2
Less Termination Income	3,979	—			—	—			—	—

Rental revenue - subtotal	295,645	289,641	6,004	2.1%	5,916	5,635	281	5.0%	129	2	127	6350.0%
Operating expenses and real estate taxes	100,166	94,237	5,929	6.3%	1,157	1,253	(96)	-7.7%	121	105	16	15.2%

Net Operating Income (1)	$195,479	$195,404	$75	0.0%	$4,759	$4,382	$377	8.6%	$8	$(103)	$111	107.8%

Rental revenue - subtotal	$295,645	$289,641			$5,916	$5,635			$129	$2
Less straight line rent and fair value lease revenue	10,961	9,347	1,614	17.3%	80	143	(63)	-44.1%	—	—	—	0.0%

Rental revenue - cash basis	284,684	280,294	4,390	1.6%	5,836	5,492	344	6.3%	129	2	127	6350.0%
Less:
Operating expenses and real estate taxes	100,166	94,237	5,929	6.3%	1,157	1,253	(96)	-7.7%	121	105	16	15.2%

Net Operating Income (2) - cash basis	$184,518	$186,057	$(1,539)	-0.8%	$4,679	$4,239	$440	10.4%	$8	$(103)	$111	-107.8%

	Hotel				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Jun-05	30-Jun-04			30-Jun-05	30-Jun-04
Rental Revenue	$20,066	$19,166			$325,735	$314,444
Less Termination Income	—	—			3,979	—

Rental revenue - subtotal	20,066	19,166	$900	4.7%	321,756	314,444	7,312	2.3%
Operating expenses and real estate taxes	13,980	13,376	604	4.5%	115,424	108,971	6,453	5.9%

Net Operating Income (1)	$6,086	$5,790	$296	5.1%	$206,332	$205,473	$859	0.4%

Rental revenue - subtotal	$20,066	$19,166			$321,756	$314,444
Less straight line rent and fair value lease revenue	1	1	—	0.0%	11,042	9,491	1,551	16.3%

Rental revenue - cash basis	20,065	19,165	900	4.7%	310,714	304,953	5,761	1.9%
Less:
Operating expenses and real estate taxes	13,980	13,376	604	4.5%	115,424	108,971	6,453	5.9%

Net Operating Income (2) - cash basis	$6,085	$5,789	$296	5.1%	$195,290	$195,982	$(692)	-0.4%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income in accordance with GAAP, see page 44. For disclosures relating to our use of NOI see page 51.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 44. For disclosures relating to our use of NOI see page 51.

Boston Properties, Inc.

Second Quarter 2005

LEASING ACTIVITY

All In-Service Properties - quarter ended June 30, 2005

	Office	Office/Technical	Industrial	Total
Vacant space available @ 4/1/2005 (sf)	2,460,389	33,799	152,009	2,646,197
Property dispositions/ assets taken out of service (sf)	(283,277)	—	—	(283,277)
Property acquisitions/ assets placed in-service (sf)	—	—	—	—
Leases expiring or terminated 4/1/2005-6/30/2005 (sf)	809,078	—	—	809,078

Total space for lease (sf)	2,986,190	33,799	152,009	3,171,998

New tenants (sf)	683,522	—	—	683,522
Renewals (sf)	351,847	—	—	351,847

Total space leased (sf)	1,035,369	—	—	1,035,369 (1)

Space available @ 6/30/2005 (sf)	1,950,821	33,799	152,009	2,136,629

Net (increase)/decrease in available space (sf)	509,568	—	—	509,568
Average lease term (months)	90	—	—	90
Average free rent (days)	39	—	—	39
2nd generation TI/Comm PSF	$30.26	$—	$—	$30.26
Increase (decrease) in 2nd generation gross rents (2)	-3.99%	—	—	-3.99%
Increase (decrease) in 2nd generation net rents (3)	-2.83%	—	—	-2.83%

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 265,174.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 265,174.

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross rents (2)	Incr (decr) in 2nd gen. net rents (3)	Total Leased
Boston	—	235,129	-16.44%	-20.24%	235,129
Washington	26,009	78,463	1.29%	-3.83%	104,472
New York	50,610	45,643	-7.56%	-4.68%	96,253
San Francisco	—	433,832	8.04%	14.98%	433,832
Princeton	—	165,683	-9.37%	-9.21%	165,683

	76,619	958,750	-3.99%	-2.83%	1,035,369

Boston Properties, Inc.

Second Quarter 2005

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q2 2005	Q1 2005	2004	2003	2002
Recurring capital expenditures	$6,195	$1,461	$25,101	$18,514	$16,674
Planned non-recurring capital expenditures associated with acquisition properties	237	962	4,889	4,464	31,908
Hotel improvements, equipment upgrades and replacements	182	516	1,001	2,345	3,218

	$6,614	$2,939	$30,991	$25,323	$51,800

2nd Generation Tenant Improvements and Leasing Commissions

	Q2 2005	Q1 2005	2004	2003	2002
Office
Square feet	958,750	399,125	3,356,267	2,635,914	2,122,409

Tenant improvement and lease commissions PSF	$30.26	$11.85	$24.74	$14.41	$20.17

Office/Technical
Square feet	—	—	195,953	169,893	347,321

Tenant improvement and lease commissions PSF	$—	$—	$14.35	$6.43	$1.42

Industrial
Square feet	—	—	—	—	244,904

Tenant improvement and lease commissions PSF	$—	$—	$—	$—	$0.62

Average tenant improvement and lease commissions PSF	$30.26	$11.85	$24.17	$13.93	$16.01

Boston Properties, Inc.

Second Quarter 2005

ACQUISITIONS/DISPOSITIONS

as of June 30, 2005

ACQUISITIONS

For the period from January 1, 2005 through June 30, 2005

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
No Activity

Total Acquisitions		—	$—	$—	$—	—

DISPOSITIONS
For the period from January 1, 2005 through June 30, 2005
Property			Date Disposed	Square Feet	Gross Sales Price	Book Gain
Prudential Center - Land Parcel			Feb-05	N/A	$50,100,000	N/A	(1)
Decoverly Four and Five - Land Parcels			Feb-05	N/A	5,180,000	1,445,000
Old Federal Reserve			Apr-05	149,592	46,800,000	10,140,000
100 East Pratt Street			May-05	639,149	207,500,000	54,379,000
Riverfront Plaza			May-05	909,998	247,050,000	68,544,000

Total Dispositions				1,698,739	$556,630,000	$134,508,000

(1)	This transaction currently does not qualify as a sale for accounting purposes due to certain continuing involvement provisions. Sales price includes an estimated amount totaling approximately $18.6 million, which represents the buyer’s obligation to fund future development costs at the Prudential Center.

Boston Properties, Inc.

Second Quarter 2005

VALUE CREATION PIPELINE - DEVELOPMENT IN PROGRESS (1)

as of June 30, 2005

Development Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Total Construction Loan	Amount Drawn at June 30, 2005	Estimated Future Equity Requirement	Percentage Leased (2)
Seven Cambridge Center and West Garage	Q1 2006	Q1 2006	Cambridge, MA	1	231,028	57,956,454	145,933,861	125,000,000	44,715,613	7,693,020	100%
Parcel E (12290 Sunrise Valley)	Q2 2006	Q2 2006	Reston, VA	1	182,000	18,482,137	45,754,416	—	—	27,272,279	100%
Capital Gallery expansion	Q2 2006	Q3 2007	Washington, D.C.	—	318,557	20,974,997	69,100,000	47,225,000	2,422,869	3,322,872	46%
Wisconsin Place- Infrastructure (23.89% ownership)	N/A	N/A	Chevy Chase, MD	—	—	13,422,567	31,625,638	28,668,000	10,236,194	—	N/A

Total Development Properties				2	731,585	$110,836,155	$292,413,915	$200,893,000	$38,288,171	$38,288,171	76%

DEVELOPMENTS PLACED-IN-SERVICE DURING 2005
	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Debt	Drawn at June 30, 2005	Estimated Future Equity Requirement	Percentage Leased
901 New York Avenue (25% ownership)	Q3 2004	Q2 2005	Washington, D.C.	1	539,038	42,536,292	44,777,000	42,500,000	42,500,000	2,240,708	96%

Total Developments Placed in Service				1	539,038	42,536,292	44,777,000	42,500,000	42,500,000	2,240,708	96%

(1)	In accordance with GAAP, a project is classified as a Development in Progress when construction or supply contracts have been signed and physical improvements have commenced.
(2)	Represents percentage leased as of July 26, 2005.

Boston Properties, Inc.

Second Quarter 2005

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of June 30, 2005

Location	Acreage	Developable Square Feet
Rockville, MD	68.9	937,000
Dulles, VA	76.6	934,000
Gaithersburg, MD	27.0	850,000
San Jose, CA	3.7	841,000
Reston, VA	39.6	1,417,000
Boston, MA	0.2	304,500
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Waltham, MA	4.3	202,000
Andover, MA	10.0	110,000
Washington, D.C.	0.5	170,000
Chevy Chase, MD	1.0	300,000

	355.7	6,815,500

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS as of June 30, 2005

Location	Acreage	Developable Square Feet
Princeton, NJ (1)	149.9	1,900,000
Washington, D.C. (2)	4.6	1,432,000
Framingham, MA (3)	21.5	300,000
Cambridge, MA (4)	—	200,000

	176.0	3,832,000

(1)	$30.50 per square foot and $125,000 per annum non-refundable payment.
(2)	Approximately 1.1 million square feet is subject to ground lease.
(3)	Subject to ground lease.
(4)	The Company has the option to purchase additional residential rights.

Boston Properties, Inc.

Second Quarter 2005

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after a specific and defined supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate. The adjustment to exclude losses from early extinguishments of debt results when the sale of real estate encumbered by debt requires us to pay the extinguishment costs prior to the debt’s stated maturity and to write-off unamortized loan costs at the date of the extinguishment. Such costs are excluded from the gains on sales of real estate reported in accordance with GAAP. However, we view the losses from early extinguishments of debt associated with the sales of real estate as an incremental cost of the sale transactions because we extinguished the debt in connection with the consummation of the sale transactions and we had no intent to extinguish the debt absent such transactions. We believe that this supplemental adjustment more appropriately reflects the results of our operations exclusive of the impact of our sale transactions.

Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance because we believe that, by excluding the effects of the losses from early extinguishments of debt associated with the sales of real estate, management and investors are presented with an indicator of our operating performance that more closely achieves the objectives of the real estate industry in presenting FFO.

Neither FFO nor FFO as adjusted should be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. Neither FFO nor FFO as adjusted represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company) and (2) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income available to common shareholders, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. When a property is treated as “in-service”, we cease capitalization of all project costs. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service.” Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in service or acquired after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” See pages 20-22 for “in-service properties” which are not included in “Same Properties.”

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